UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 14, 2008

ProCentury Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-50641	31-1718622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 Cleveland Avenue, Westerville, Ohio	43082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	614-895-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On July 14, 2008, ProCentury Corporation, an Ohio corporation (the “Company”), and Meadowbrook Insurance Group, Inc., a Michigan corporation (“Meadowbrook”), issued a joint press release announcing that, at their respective special meetings of shareholders held on July 14, 2008, their respective shareholders approved and adopted the Agreement and Plan of Merger dated as of February 20, 2008, (as amended) between Meadowbrook, MBKPC Corp., and the Company. The joint press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Joint press release dated July 14, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCENTURY CORPORATION (Registrant)
Date: July 14, 2008	By:	/s/ Erin E. West
Erin E. West
Chief Financial Officer and Treasurer

EXHIBIT INDEX
99.1	Joint press release dated July 14, 2008.